                Property tax = The book value of the building to which the
                               Leased Premises belong x tax rate (0.36%)

                Facilities tax = The book value of the building to which the
                                 Leased Premises belong x tax rate (0.32%)

            -   Maintenance cost = The book value of the building to which the
                                   Leased Premises x 1%

            -   Rate of use = Total area of the Leased Premises including area for common use / total area of the building to which the Leased Premises belong including area for common use


4. Inintial monthly rent: Total amount of monthly rents for one (l) year from Effective Date shall be 397,413,000 Won and the details are as follows;

-----------------------------------------------------------------------------------------------------
                     Ichoen        Test House     Chungju        Chungju        Cunng-        Total
                     Factory                      Factory        Dorm.          woon
                                                                                Dorm.
-----------------------------------------------------------------------------------------------------
Monthly              166,832       47,099         77,683         27,700         78,144        397,413
Rent
(1,000won)
-----------------------------------------------------------------------------------------------------

IN WITNESS WHEREOF, two (2) copies of the agreement are executed, and sealed by Hyundai and ChipPAC who shall keep one (1) copy in their custody.


                         September 30, 1998


"Hyundai" Hyundai Electronics Co., Ltd.
           Ami-ri San 136-1 Pubal-eup, Icheon-si, Kyongki-do
           Representative Director  Young Whan Kim, (Seal)



"ChipPAC" ChipPAC Korea, Ltd.
          Ami-ri San 136-1 Pubal-eup, Icheon-si, Kyongki-do
          Representative Director  Su Nam Lee, (Seal)



Officer's Certification:
-----------------------

I, Tony Lin, hereby represent that this English translation is a fair and accurate translation.

By:  /s/ Tony Lin
    ------------------
Title: Chief Financial Officer
       ChipPAC, Inc.